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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



                                  FORM 8-K

                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934





     Date of report (Date of earliest event reported):  May 6, 1996



                          WESTERN RESOURCES, INC.
           (Exact name of Registrant as specified in its charter)







             KANSAS                     1-3523                48-0290150
(State or other jurisdiction of       (Commission          (I.R.S. Employer
 incorporation or organization)       file number)       Identification Number)



                             818 KANSAS AVENUE
                             Topeka, KS  66612
                  (Address of Principal Executive Offices)



    Registrant's telephone number, including area code:  (913) 575-6300

                                    N/A
       (Former name or former address, if changed since last report)









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Item 5.     Other Events

            Western Resources, Inc. issued the press release attached hereto on May 6, 1996.









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                                 SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                              WESTERN RESOURCES, INC.


                              By:   /s/ Jerry D. Courington
                                  Jerry D. Courington
                                  Controller

Date:  May 6, 1996









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                               Exhibit Index





 Exhibit No.           Description                              Page

    (1)           Press Release, dated May 6, 1996